Registration No. 333-08527

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------
                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-3

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                         -------------------------------
                            IPALCO Enterprises, Inc.

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             (Exact name of Registrant as specified in its charter)

                        INDIANA                           35-1575582
            (State or other jurisdiction of            (I.R.S. Employer
             incorporation or organization)           Identification No.)


                  One Monument Circle

                 Indianapolis, Indiana                   46206-1595
            (Address of principal executive              (Zip Code)
                        offices)


       Registrant's telephone number, including area code: (317) 261-8261

                                 Bryan G. Tabler
                  Vice President, Secretary and General Counsel
                            IPALCO Enterprises, Inc.
                               One Monument Circle
                                  P.O. Box 1595
                        Indianapolis, Indiana 46206-1595

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            (Name, address and telephone number of agent for service)
    ------------------------------------------------------------------------

         Pursuant to Registrant's undertaking in paragraph (3) of Item 17 of this Registration Statement (No. 333-08527) Registrant hereby amends this Registration Statement to remove from registration 359,497 shares of Registrant's Common Stock (without par value) that were registered pursuant to this Registration Statement but which remained unsold at the termination of the offering.

         SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana on the 28th day of February, 2001.

                                    IPALCO Enterprises, Inc.

                                    By: \s\John R. Hodowal
                                       -------------------------------------
                                         John R. Hodowal
                                         Chairman of the Board and President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  Signatures            Title                   Date
(i) Principal Executive Officer:

                                 Chairman of the Board
\s\John R. Hodowal                and President             February 28, 2001
-----------------------
John R. Hodowal

(ii) Principal Financial Officer:

                                 Vice President
\s\John R. Brehm                  and Treasurer             February 28, 2001
-----------------------
John R. Brehm

(iii) Controller or
Principal Accounting Officer:


\s\Stephen J. Plunkett           Controller                 February 28, 2001
-----------------------
Stephen J. Plunkett

     Signature                                                   Date

(iv) A Majority of the Board of Directors:


\s\Joseph D. Barnette, Jr.                                  February 28, 2001
--------------------------
Joseph D. Barnette, Jr.



--------------------------
Robert A. Borns


--------------------------
Daniel R. Coats



*Rexford C. Early

\s\Otto N. Frenzel, III
--------------------------
Otto N. Frenzel, III                                        February 28, 2001

*Max L. Gibson
*John R. Hodowal
*Ramon L. Humke
*Andre B. Lacy
*L. Ben Lytle
*Michael S. Maurer



--------------------------
Andrew J. Paine, Jr.

*Sallie W. Rowland
*Thomas H. Sams



*By: \s\ Bryan G. Tabler
    ----------------------                                  February 28, 2001
    Bryan G. Tabler,
     Attorney in Fact